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                                                                    EXHIBIT 23.2

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 33-99378 of The PMI Group, Inc. on Form S-8 of our report dated January 20, 2000, appearing and incorporated by reference in the Annual Report on Form 10-K of The PMI Group, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

San Francisco, California
June 12, 2001